united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Rich Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 11/30

Date of reporting period: 11/30/19

Item 1. Reports to Stockholders.

North Star Opportunity Fund
Class I Shares (Symbol: NSOIX)
Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund
Class I Shares (Symbol: NSMVX)

North Star Dividend Fund
Class I Shares (Symbol: NSDVX)

North Star Bond Fund
Class I Shares (Symbol: NSBDX)

Annual Report
November 30, 2019

www.nsinvestfunds.com
Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nsinvestfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

The North Star Mutual Fund Family consists of four funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, and the North Star Bond Fund. The first three funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow, while the fourth invests in fixed income securities to generate monthly income:

☐	The North Star Opportunity Fund’s range of investments may include smaller, underfollowed companies to the largest multinational organizations as well as fixed income securities. The result is a diversified Micro to Macro portfolio of stocks and fixed income securities structured to offer a relatively high yield with relatively low volatility. As of 11-30-2019 55.41% of the portfolio is in large and mid- cap stocks, and 17.09% in small and micro-cap stocks, with 19.5% in fixed income securities and 8.0% in cash and equivalents.

☐	The North Star Micro Cap Fund invests in the common stocks of misunderstood or underfollowed companies with under $500 million capitalizations.

☐	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $ 1 billion market capitalization which offer attractive dividend yields.

☐	The North Star Bond Fund will generally focus on bonds issued by companies with market capitalizations of less than $2.5 billion.

In last year’s annual letter, our outlook for 2019 was for the growth in GDP and corporate profits to slow while remaining positive. That outlook was conditioned on a resolution of the trade war and a responsible monetary policy from the Federal Reserve. We noted that the rampant pessimism that plagued the market in the fall of 2018 seemed incongruent with the real economy, which experienced record retail sales, operated at near full employment, and enjoyed 25% growth in corporate earnings. As such, we believed that after the sell-off the market and our Funds represented good bargains for long-term investors.

The economy performed largely in-line with our forecast, with growth slowing to around 2%. Corporate profits proved to be quite disappointing, with composite earnings trending slightly lower after peaking in the third quarter of 2018. The trade war remained a drag on the economy and corporate earnings all year, as it took until December for a “skinny phase-one” deal to be reached, fortunately averting an additional round of tariffs that were scheduled for December 15. The Federal Reserve reversed course and cut short-term rates, perhaps bowing to political pressure or perhaps in response to a slower than expected global economy. Big surprise #1: The yield on the Ten-Year Treasury dropped from 3.01% to 1.78%. Big surprise

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606
312.580.0900 PHONE ● 312.580.0901 FAX

9103-NLD-12/23/19

#2: Despite all the concerns about an impending recession and the decline in corporate earnings, P/E ratios expanded allowing a healthy return for equities.

At North Star, our focus is on niche companies that represent good value investments, and which typically derive most of their revenue domestically and have very low levels of leverage or have net cash positions. Additionally, the North Star Micro Cap Fund and North Star Dividend Fund invest in small/micro-cap securities with their value focus, and have amongst the smallest average market capitalizations of all mutual funds. The market, however, remained enamored with large-cap growth stocks, an asset class that returned 14.64% during the period versus 1.67% for small-cap value. Our asset allocation strategy, The North Star Opportunity Fund, fared the best, as we were able to position it to capture some of those outsized returns from the more high-profile companies. Over the course of the year we did steadily redeploy our capital in the Opportunity Fund into the sectors that were performing better, as well as increasing our cash and fixed income holdings. The Funds’ results for the period ending 11-30-2019 are detailed below.

	NAV per	NAV per	Total Return for		Total Net
	Share	Share	the 12 Month	Distributions	Assets (in
Fund	11/30/2018	11/30/2019	Period	During Period	000’s)
North Star Opportunity Fund A	$13.57	$14.05	9.32%	$0.6916	$33,143
North Star Opportunity Fund I	$13.52	$14.00	9.61%	$0.7216	$93,761
North Star Micro Cap Fund I	$26.86	$26.11	4.26%	$1.7154	$74,391
North Star Dividend Fund I	$20.09	$20.35	8.46%	$1.2954	$80,245
North Star Bond Fund I	$9.44	$9.69	6.29%	$0.3364	$25,584

Our outlook for 2020 is for continued modest growth in GDP and for corporate profits to return to more normal 6-8% growth. We think that there is a risk that long-term interest rates might surprise the market by rising to a level representing a positive spread above the inflation rate. The 2020 election might create an increase in volatility, which was largely absent in 2019. Finally, with indexing dominating asset flows for the last several years, we think that better bargains can be found in the types of companies we focus on in the North Star Micro Cap and North Star Dividend Funds. The business quality characteristics (operating margins, return on equity, etc.) of the companies in our Funds remained solid, while their

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606
312.580.0900 PHONE ● 312.580.0901 FAX

9103-NLD-12/23/19

valuation measures (enterprise value/EBITDA, price/book, dividend yields) have become significantly more relatively attractive.

We thank you for your investment in the North Star Funds.

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606
312.580.0900 PHONE ● 312.580.0901 FAX

9103-NLD-12/23/19

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2019, compared to its benchmark:

				Since	Since
		Five Year	Ten Year	Inception**	Inception***
	One Year	(Annualized)	(Annualized)	(Annualized)	(Annualized)
North Star Opportunity Fund – Class A	9.32%	4.90%	N/A	9.32%	N/A
North Star Opportunity Fund – Class A with load	3.02%	3.67%	N/A	8.51%	N/A
North Star Opportunity Fund – Class I (a)	9.61%	5.03%	8.71%	N/A	5.79%
S&P 500 Total Return Index (b)	16.11%	10.98%	13.44%	15.04%	8.62%
Morningstar Moderately Aggressive Target Risk Index (c)	13.21%	7.13%	8.99%	9.87%	6.43%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2019, are 1.68% and 1.43% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 15, 2011.

***	Inception date is December 31, 2006 (Predecessor Fund).

(a)	The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2019

and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

(c)	The Morningstar Moderately Aggressive Target Risk Index is one of five asset allocation indexes in the Morningstar Target Risk Index series, that seeks approximately 80% exposure to global equity markets. The Morningstar Moderately Aggressive Target Risk Index is more suitable for the Fund’s objective.

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Pharmaceuticals	10.3%
U.S. Treasury Obligations	9.4%
Retail	6.8%
Media	6.0%
Limited Partnership	5.8%
Internet	4.9%
Banks	4.7%
Electrical Components & Equipment	4.3%
Diversified Financial Services	4.0%
Software	3.5%
Other Industries	32.2%
Short-Term Investments and Other Assets Net of Liabilities	8.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2019, compared to its benchmark:

				Since
		Five Year	Ten Year	Inception**
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Micro Cap Fund – Class I (a)	4.26%	3.04%	10.22%	9.72%
Morningstar US Small Value PR Index (b)	(1.45)%	1.86%	8.41%	6.00%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2019, is 1.42% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 31, 1997 (Predecessor Fund).

(a)	The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2019

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Retail	18.1%
Leisure Time	10.3%
Apparel	8.1%
Commercial Services	6.3%
Household Products/Wares	5.9%
Electronics	4.7%
Auto Manufacturers	4.3%
Metal Fabricate/Hardware	4.2%
Machinery - Diversified	3.4%
Mining	3.2%
Other Industries	18.9%
Short-Term Investments and Other Assets Net of Liabilities	12.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2019, compared to its benchmark:

			Since
		Five Year	Inception**
	One Year	(Annualized)	(Annualized)
North Star Dividend Fund – Class I (a)	8.46%	6.67%	10.85%
Morningstar US Small Value PR Index (b)	(1.45)%	1.86%	7.87%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2019, is 1.43% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is February 1, 2010.

(a)	The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Morningstar US Small Value PR Index measures the performance of small-cap stocks with relatively low prices given anticipated per-share earnings, book value, cash flow, sales and dividends.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2019

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Water	7.7%
Commercial Services	7.6%
REITS	6.7%
Auto Parts & Equipment	4.3%
Leisure Time	4.2%
Textiles	4.2%
Apparel	3.6%
Home Furnishings	3.6%
Office Furnishings	3.3%
Chemicals	3.1%
Other Industries	38.1%
Short-Term Investments and Other Assets Net of Liabilities	13.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2019

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the periods ended November 30, 2019, compared to its benchmark:

		Since
		Inception**
	One Year	(Annualized)
North Star Bond Fund – Class I	6.29%	2.66%
Barclays U.S. High Yield Ba/B Index (a)	11.49%	5.91%

*	Past performance is not predictive of future results. Shares held for less than 30 days are subject to a 2.00% redemption fee. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2019, is 1.78% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Performance figure is not annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 19, 2014.

(a)	The Barclays U.S. High Yield Ba/B Index measures the performance of bonds with Ba or B ratings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2019

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Media	13.1%
Banks	10.5%
Retail	7.2%
Food	5.2%
Household Products/Wares	5.2%
Telecommunications	4.7%
Entertainment	4.3%
Private Equity	4.2%
Apparel	2.8%
Electronics	2.7%
Other Industries	33.9%
Short-Term Investments and Other Assets Net of Liabilities	6.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 73.4%
	ADVERTISING - 1.9%
360,000	National CineMedia, Inc.	$2,415,600

	AEROSPACE/DEFENSE - 1.2%
2,139	Northrop Grumman Corp.	752,436
5,010	United Technologies Corp.	743,183
		1,495,619
	AIRLINES - 0.5%
23,000	American Airlines Group, Inc.	661,020

	APPAREL - 1.6%
105,000	Under Armour, Inc. *	1,983,450

	AUTO MANUFACTURERS - 2.2%
135,000	Blue Bird Corp. *	2,747,250

	AUTO PARTS & EQUIPMENT - 0.8%
8,500	Lear Corp.	1,022,635

	BANKS - 3.3%
95,000	Bank of America Corp.	3,165,400
66,000	Westpac Banking Corp. - ADR	1,093,620
		4,259,020
	BIOTECHNOLOGY - 1.2%
23,000	Gilead Sciences, Inc.	1,546,520

	COMMERCIALS SERVICES - 1.4%
80,000	BG Staffing, Inc.	1,728,000

	COMPUTERS - 2.3%
11,200	Apple, Inc.	2,993,200

	DIVERSIFIED FINANCIAL SERVICES - 4.0%
2,400	BlackRock, Inc.	1,187,784
100,000	Lazard Ltd.	3,864,000
		5,051,784
	ELECTRICAL COMPONENTS & EQUIPMENT - 4.3%
1,625,000	Orion Energy Systems, Inc. *	4,761,250
273,821	Pioneer Power Solutions, Inc. * <	643,479
		5,404,729
	ELECTRONICS - 2.0%
65,000	ABB Ltd. - ADR	1,418,950
7,500	Coherent, Inc. *	1,131,450
		2,550,400
	HOUSEHOLD PRODUCTS/WARES - 2.2%
126,001	Acme United Corp.	2,795,962

	INTERNET - 4.9%
2,050	Alphabet, Inc. - Class A *	2,673,385
650	Amazon.com, Inc. *	1,170,520
5,600	Facebook, Inc. *	1,129,184
28,500	Tencent Holdings Ltd. - ADR	1,201,275
		6,174,364

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 73.4% (Continued)
	LIMITED PARTNERSHIP - 5.8%
75,000	Blackstone Group LP - MLP	$4,066,500
110,000	KKR & Co. LP	3,243,900
		7,310,400
	MACHINERY - CONSTRUCTION & MINING - 0.8%
7,000	Caterpillar, Inc.	1,013,110

	MEDIA - 4.5%
43,000	CBS Corp.	1,736,340
120,000	Grupo Televisa SAB - ADR	1,316,400
650,000	Lee Enterprises, Inc. *	1,261,000
20,000	Meredith Corp.	700,800
4,741	Walt Disney Co.	718,641
		5,733,181
	PHARMACEUTICALS - 10.3%
18,000	AbbVie, Inc.	1,579,140
46,000	Bristol-Myers Squibb Co.	2,619,240
34,000	Cardinal Health, Inc.	1,871,020
43,000	CVS Health Corp.	3,236,610
15,000	GW Pharmaceuticals PLC - ADR *	1,531,650
19,000	Zoetis, Inc. - Class A	2,289,880
		13,127,540
	PIPELINES - 1.1%
37,000	Enbridge, Inc.	1,406,000

	REITS - 1.3%
105,000	Monmouth Real Estate Investment Corp.	1,609,650

	RETAIL - 6.0%
77,000	Denny’s Corp. *	1,504,580
66,000	PetIQ, Inc. *	1,518,000
25,500	Target Corp.	3,187,755
64,000	Wendy’s Co.	1,372,160
		7,582,495
	SEMICONDUCTORS - 3.2%
78,000	Advanced Micro Devices, Inc. *	3,053,700
17,286	Applied Materials, Inc.	1,000,860
		4,054,560
	SOFTWARE - 3.5%
9,500	Guidewire Software, Inc. *	1,157,385
24,000	Paychex, Inc.	2,066,880
7,600	salesforce.com, Inc. *	1,237,964
		4,462,229
	TELECOMMUNICATIONS - 2.0%
68,000	AT&T, Inc.	2,541,840

	TRANSPORTATION - 1.1%
9,500	Kansas City Southern	1,447,990

	TOTAL COMMON STOCK (Cost - $67,201,264)	93,118,548

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value

	PREFERRED STOCK - 4.1%
	BANKS - 1.4%
855,000	Citigroup, Inc., 5.95%	$907,142
835,000	Morgan Stanley, 5.55%	848,761
		1,755,903
	INVESTMENT COMPANIES - 2.0%
51,000	Compass Diversified Holdings, 7.25%	1,244,910
47,903	Compass Diversified Holdings, 7.875%	1,211,946
		2,456,856
	TRUCKING & LEASING - 0.7%
8,800	General Finance Corp., 9.00%	927,520

	TOTAL PREFERRED STOCK (Cost - $4,900,949)	5,140,279

Par Value		Coupon Rate (%)	Maturity

	CORPORATE BONDS - 5.0%
	BUILDING MATERIALS - 0.5%
$650,000	U.S. Concrete, Inc.	6.375	6/1/2024	677,619

	ELECTRONICS - 0.7%
800,000	ADT Corp.	6.250	10/15/2021	849,800

	MEDIA - 1.5%
1,000,000	Meredith Corp.	6.875	2/1/2026	1,030,348
850,000	TEGNA, Inc. ^	4.875	9/15/2021	851,062
				1,881,410
	MINING - 0.5%
700,000	Compass Minerals International, Inc. ^	4.875	7/15/2024	691,540

	RETAIL - 0.8%
942,000	Wendy’s International LLC	7.000	12/15/2025	1,001,581

	TELECOMMUNICATIONS - 1.0%
1,405,000	Consolidated Communications, Inc.	6.500	10/1/2022	1,208,300

	TOTAL CORPORATE BONDS (Cost - $6,350,414)			6,310,250

	U.S. TREASURY OBLIGATIONS - 9.4%
5,000,000	United States Treasury Bill, 1.44% due 12/26/2019 **			4,994,874
7,000,000	United States Treasury Bill, 1.51% due 1/9/2020 **			6,988,461
	TOTAL U.S. TREASURY OBLIGATIONS (Cost - $11,981,077)			11,983,335

Shares
	SHORT-TERM INVESTMENTS - 8.0%
	MONEY MARKET FUND - 8.0%
10,199,724	Fidelity Investments Money Market Funds - Government Portfolio, Class I, 1.53% *** (Cost - $10,199,724)	10,199,724

	TOTAL INVESTMENTS - 99.9% (Cost - $100,633,428)	$126,752,136
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%	152,502
	NET ASSETS - 100.0%	$126,904,638

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

*	Non-income producing security.

<	Illiquid security. At November 30, 2019, the securities amounted to 0.5% of net assets.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities had a market value of $1,542,602 and 1.2% of net assets.

**	Represents yield to maturity.

***	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2019.

ADR - American Depositary Receipt

LLC - Limited Liability Company

LP - Limited Partnership

MLP - Master Limited Partnership

PLC - Public Limited Co.

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 87.4%
	APPAREL - 8.1%
216,000	Lakeland Industries, Inc. *	$2,226,960
85,500	Rocky Brands, Inc.	2,383,740
103,482	Superior Group of Cos, Inc.	1,389,763
		6,000,463
	AUTO MANUFACTURERS - 4.3%
156,715	Blue Bird Corp. *	3,189,150

	AUTO PARTS & EQUIPMENT - 2.2%
44,731	Miller Industries, Inc.	1,639,391

	BEVERAGES - 0.4%
278,942	Truett-Hurst, Inc. - Class A * #	278,942

	COMMERCIAL SERVICES - 6.3%
250,000	ARC Document Solutions, Inc. *	280,000
72,700	Collectors Universe, Inc.	1,909,829
57,800	SP Plus Corp. *	2,534,530
		4,724,359
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.9%
645,000	Orion Energy Systems, Inc. *	1,889,850
116,826	Pioneer Power Solutions, Inc. * <	274,541
		2,164,391
	ELECTRONICS - 4.7%
22,000	Allied Motion Technologies, Inc.	985,600
58,500	Napco Security Technologies, Inc. *	1,828,125
81,200	Turtle Beach Corp. *	677,208
		3,490,933
	ENVIRONMENTAL CONTROL - 1.1%
193,000	Sharps Compliance Corp. *	812,530

	HAND/MACHINE TOOLS - 2.4%
110,951	QEP Co., Inc. * <	1,812,939

	HOUSEHOLD PRODUCTS/WARES - 5.9%
109,481	Acme United Corp.	2,429,383
74,700	Central Garden & Pet Co. *	1,970,586
		4,399,969
	INTERNET - 1.2%
69,000	Points International Ltd. *	919,770

	LEISURE TIME - 10.3%
43,454	Bowl America, Inc.	685,600
249,000	Escalade, Inc.	2,826,150
45,500	Johnson Outdoors, Inc. - Class A	2,939,300
74,000	OneSpaWorld Holdings Ltd. *	1,208,420
		7,659,470
	LODGING - 1.0%
89,000	Century Casinos, Inc. *	720,900

	MACHINERY - DIVERSIFIED - 3.4%
21,900	Alamo Group, Inc.	2,514,120

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 87.4% (Continued)
	MEDIA - 1.3%
210,215	A. H. Belo Corp.	$613,807
143,350	NTN Buzztime, Inc. * #	364,826
		978,633
	METAL FABRICATE/HARDWARE - 4.2%
113,000	Eastern Co.	3,105,240

	MINING - 3.2%
23,000	United States Lime & Minerals, Inc.	2,366,010

	OFFICE FURNISHINGS - 1.3%
46,000	Kimball International, Inc.	983,480

	RETAIL - 18.1%
173,800	1-800-Flowers.com, Inc. *	2,341,086
88,900	Bassett Furniture Industries, Inc.	1,353,058
81,000	Boot Barn Holdings, Inc. *	3,225,420
241,000	Del Taco Restaurants, Inc. *	1,805,090
93,000	Movado Group, Inc.	1,818,150
1,301,410	US Auto Parts Network, Inc. *	2,915,159
		13,457,963
	SOFTWARE - 1.0%
49,000	American Software, Inc.	774,690

	TELECOMMUNICATIONS - 1.1%
440,000	Alaska Communications Systems Group, Inc. *	783,200

	TEXTILES - 3.0%
335,468	Crown Crafts, Inc.	2,247,636

	TOTAL COMMON STOCK (Cost - $52,080,541)	65,024,179

	SHORT-TERM INVESTMENTS - 12.7%
	MONEY MARKET FUND - 12.7%
9,426,814	Dreyfus Treasury & Agency Cash Management Fund, Institutional Class, 1.49% ** (Cost - $9,426,814)	9,426,814

	TOTAL INVESTMENTS - 100.1% (Cost - $61,507,355)	$74,450,993
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1)%	(60,159)
	NET ASSETS - 100.0%	$74,390,834

*	Non-income producing security.

#	Affiliated issuer.

<	Illiquid security. At November 30, 2019, these securities amounted to 2.8% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2019.

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 86.4%
	ADVERTISING - 1.9%
230,700	National CineMedia, Inc.	$1,547,997

	APPAREL - 3.6%
103,500	Rocky Brands, Inc.	2,885,580

	AUTO PARTS & EQUIPMENT - 4.3%
64,000	Douglas Dynamics, Inc.	3,463,040

	BANKS - 1.1%
33,500	Bar Harbor Bankshares	858,940

	BUILDING MATERIALS - 1.7%
259,800	LSI Industries, Inc.	1,410,714

	CHEMICALS - 3.1%
68,500	Oil-Dri Corporation of America	2,485,865

	COMMERCIAL SERVICES - 7.6%
121,100	BG Staffing, Inc.	2,615,760
67,000	Collectors Universe, Inc.	1,760,090
69,000	Healthcare Services Group, Inc.	1,735,350
		6,111,200
	COMPUTERS - 1.6%
118,500	TransAct Technologies, Inc.	1,330,755

	DIVERSIFIED FINANCIAL SERVICES - 3.0%
77,000	Westwood Holdings Group, Inc.	2,376,220

	ELECTRIC - 1.5%
16,000	MGE Energy, Inc.	1,240,320

	FOOD - 3.0%
215,300	Rocky Mountain Chocolate Factory, Inc.	1,873,110
20,000	Village Super Market, Inc. - Class A	565,600
		2,438,710
	GAS - 2.6%
70,425	RGC Resources, Inc.	2,069,087

	HEALTHCARE - SERVICES - 0.6%
50,700	Psychemedics Corp.	460,356

	HOME FURNISHINGS - 3.6%
105,000	Ethan Allen Interiors, Inc.	1,877,400
54,250	Flexsteel Industries, Inc.	997,115
		2,874,515
	HOUSEHOLD PRODUCTS/WARES - 2.1%
76,425	Acme United Corp.	1,695,871

	INSURANCE - 1.9%
559,219	Marketing Alliance, Inc. # *	1,504,301

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 86.4% (Continued)
	INTERNET - 0.5%
58,068	Gannett Co., Inc.	$369,312

	INVESTMENT COMPANIES - 2.0%
67,000	Compass Diversified Holdings - MLP	1,587,900

	LEISURE TIME - 4.2%
40,142	Bowl America, Inc.	633,344
238,500	Escalade, Inc.	2,706,975
		3,340,319
	MEDIA - 2.4%
511,492	A.H. Belo Corp.	1,493,505
14,900	Value Line, Inc.	408,409
		1,901,914
	OFFICE FURNISHINGS - 3.3%
95,667	Kewaunee Scientific Corp.	1,625,382
57,000	Steelcase, Inc.	1,032,840
		2,658,222
	OFFICE/BUSINESS EQUIPMENT - 2.5%
129,400	AstroNova, Inc.	1,999,230

	REAL ESTATE - 2.3%
25,000	McGrath RentCorp.	1,833,500

	REITS - 6.7%
203,000	CatchMark Timber Trust, Inc. - Class A	2,409,610
193,000	Monmouth Real Estate Investment Corp.	2,958,690
		5,368,300
	RETAIL - 2.0%
70,000	PetMed Express, Inc.	1,598,100

	SEMICONDUCTORS - 2.7%
48,800	Brooks Automation, Inc.	2,184,776

	SOFTWARE - 2.7%
134,550	American Software, Inc.	2,127,236

	TEXTILES - 4.2%
510,000	Crown Crafts, Inc. #	3,417,000

	WATER - 7.7%
25,408	Artesian Resources Corp.	945,178
164,000	Global Water Resources, Inc.	2,209,080
23,400	Middlesex Water Co.	1,469,754
34,975	York Water Co.	1,550,442
		6,174,454

	TOTAL COMMON STOCK (Cost - $55,564,772)	69,313,734

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Shares		Fair Value

	SHORT-TERM INVESTMENTS - 13.5%
	MONEY MARKET FUND - 13.5%
10,846,253	Dreyfus Treasury & Agency Cash Management Fund, Institutional Class, 1.49% ** (Cost - $10,846,253)	$10,846,253

	TOTAL INVESTMENTS - 99.9% (Cost - $66,411,025)	$80,159,987
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%	85,104
	NET ASSETS - 100.0%	$80,245,091

#	Affiliated issuer.

*	Illiquid security. At November 30, 2019, the illiquid security amounted to 1.9% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2019.

MLP - Master Limited Partnership

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund
PORTFOLIO OF INVESTMENTS
November 30, 2019

Shares		Fair Value

	COMMON STOCK - 0.2%
	OIL & GAS SERVICES - 0.2%
2,385	Bristow Group, Inc. ^ * < (Cost - $563,736)	$57,375

	PREFERRED STOCK - 22.4%
	BANKS - 10.5%
16,000	Bank of America Corp., 4.00%	388,160
20,000	Cititgroup Capital XIII, 9.12%	552,200
18,000	GMAC Capital Trust I, 8.47%	466,740
250,000	Mellon Capital IV, 4.00%	233,620
16,000	PNC Financial Services Group, Inc., 6.125%	431,360
13,000	US Bancorp, 6.50%	354,770
250,000	Wachovia Cap Trust III, 5.57%	253,815
		2,680,665
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
300,000	American Express Co., 4.90%	302,219

	ENTERTAINMENT - 1.8%
18,000	Chicken Soup For The Soul Entertainment, Inc., 9.75%	453,060

	INVESTMENT COMPANIES - 2.1%
21,000	Compass Diversified Holdings, 7.25%	512,610
1,000	Compass Diversified Holdings, 7.875%	25,300
		537,910
	MEDIA - 1.2%
300,000	Viacom, Inc., 5.875%	313,642

	PRIVATE EQUITY - 1.9%
19,000	KKR & Co., Inc., 6.75%	498,940

	REITS - 1.8%
18,000	Monmouth Real Estate Investment Corp., 6.125%	449,820

	TRUCKING & LEASING - 1.9%
19,000	General Finance Corp., 8.125%	492,100

	TOTAL PREFERRED STOCK (Cost - $5,681,219)	5,728,356

Par Value		Coupon Rate (%)	Maturity

	CORPORATE BONDS - 68.9%
	ADVERTISING - 2.5%
$660,000	National CineMedia LLC	5.750	8/15/2026	633,829

	APPAREL - 2.8%
750,000	Under Armour, Inc.	3.250	6/15/2026	718,987

	AUTO PARTS & EQUIPMENT - 2.6%
650,000	Lear Corp.	5.250	1/15/2025	668,739

	BUILDING MATERIALS - 2.5%
625,000	U.S. Concrete, Inc.	6.375	6/1/2024	651,556

	CHEMICALS - 2.6%
655,000	CF Industries, Inc.	3.450	6/1/2023	671,368

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 68.9% (Continued)
	COSMETICS & TOILETRIES - 2.5%
$625,000	Edgewell Personal Care Co.	4.700	5/24/2022	$643,746

	DISTRIBUTION/WHOLESALE - 2.0%
495,000	Anixter, Inc.	5.125	10/1/2021	519,206

	ELECTRONICS - 2.7%
250,000	ADT Corp.	6.250	10/15/2021	265,563
425,000	ADT Corp.	3.500	7/15/2022	432,435
				697,998
	ENTERTAINMENT - 2.5%
675,000	AMC Entertainment Holdings, Inc.	5.750	6/15/2025	629,438

	FOOD - 5.2%
640,000	Ingles Markets, Inc.	5.750	6/15/2023	654,394
650,000	TreeHouse Foods, Inc.	4.875	3/15/2022	655,078
				1,309,472
	HOUSEHOLD PRODUCTS/WARES - 5.2%
625,000	ACCO Brands Corp. **	5.250	12/15/2024	650,259
650,000	Central Garden & Pet Co.	6.125	11/15/2023	673,020
				1,323,279
	LEISURE TIME - 0.8%
200,000	Royal Caribbean Cruises Ltd.	5.250	11/15/2022	216,895

	MACHINERY - DIVERSIFIED - 2.4%
600,000	Tennant Co.	5.625	5/1/2025	627,249

	MEDIA - 11.9%
650,000	AMC Networks, Inc.	4.750	12/15/2022	658,120
650,000	Lee Enterprises, Inc. **	9.500	3/15/2022	643,703
650,000	Meredith Corp.	6.875	2/1/2026	669,726
600,000	Salem Media Group, Inc. **	6.750	6/1/2024	528,000
78,000	TEGNA, Inc.	5.125	7/15/2020	78,273
450,000	TEGNA, Inc.	6.375	10/15/2023	464,625
				3,042,447
	MINING - 1.2%
300,000	Compass Minerals International, Inc. **	4.875	7/15/2024	296,374

	MISCELLANEOUS MANUFACTURER - 2.7%
670,000	Trinity Industries, Inc.	4.550	10/1/2024	689,804

	OIL & GAS - 2.5%
110,000	Murphy Oil Corp.	4.000	6/1/2022	113,024
500,000	Murphy Oil Corp.	4.200	12/1/2022	516,246
				629,270
	RETAIL - 7.2%
660,000	Brinker International, Inc.	3.875	5/15/2023	661,650
475,000	Gap, Inc.	5.950	4/12/2021	493,326
638,000	Wendy’s International LLC	7.000	12/15/2025	678,353
				1,833,329

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2019

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 68.9% (Continued)
	SEMICONDUCTORS - 2.4%
$550,000	Advanced Micro Devices, Inc.	7.500	8/15/2022	$623,047

	TELECOMMUNICATIONS - 4.7%
632,000	Cincinnati Bell, Inc. **	7.000	7/15/2024	593,284
720,000	Consolidated Communications, Inc.	6.500	10/1/2022	619,200
				1,212,484

	TOTAL CORPORATE BONDS (Cost - $17,491,548)			17,638,517

	CONVERTIBLE BONDS - 2.3%
	PRIVATE EQUITY- 2.3%
575,000	Hercules Capital, Inc. (Cost - $576,280)	4.375	2/1/2022	591,247

Shares
	ESCROW SHARES - 0.0%
675,000	Bristow Group, Inc. - Escrow shares ^ * < (Cost - $0)			0

	SHORT-TERM INVESTMENTS - 5.1%
	MONEY MARKET FUND - 5.1%
1,296,712	Fidelity Investments Money Market Funds - Treasury Portfolio, Class I, 1.53% *** (Cost - $1,296,712)			1,296,712

	TOTAL INVESTMENTS - 98.9% (Cost - $25,609,495)			$25,312,207
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.1%			272,090
	NET ASSETS - 100.0%			$25,584,297

^	Non-income producing security.

*	Security is restricted and in default.

<	Illiquid security. At November 30, 2019, the illiquid security amounted to 0.2% of net assets.

**	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities had a fair value of $2,711,620 and 10.6% of net assets.

***	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2019.

LLC - Limited Liability Company

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2019

	North Star	North Star	North Star	North Star
	Opportunity	Micro Cap	Dividend	Bond
	Fund	Fund	Fund	Fund
Assets:
Investments in Unaffiliated Securities at Cost	$100,633,428	$59,654,810	$61,522,870	$25,609,495
Investment in Non-controlled Affiliated Security at Cost	—	1,852,545	4,888,155	—
Total Securities at Cost	100,633,428	61,507,355	66,411,025	25,609,495
Investments in Unaffiliated Securities at Value	$126,752,136	$73,807,225	$75,238,686	$25,312,207
Investment in Non-controlled Affiliated Security at Value	—	643,768	4,921,301	—
Total Securities at Value	126,752,136	74,450,993	80,159,987	25,312,207
Dividends and Interest Receivable	288,759	59,276	200,387	335,310
Receivable for Fund Shares Sold	167	25	—	—
Prepaid Expenses and Other Assets	26,377	9,963	12,082	10,063
Total Assets	127,067,439	74,520,257	80,372,456	25,657,580

Liabilities:
Payable for Fund Shares Redeemed	9,273	—	8,490	10,236
Investment Advisory Fees Payable	103,111	61,805	65,643	27,629
Distribution (12b-1) Fees Payable	7,577	—	—	—
Payable to Related Parties	13,813	30,112	18,922	12,369
Audit and Tax Fees Payable	15,700	16,488	16,957	16,308
Accrued Expenses and Other Liabilities	13,327	21,018	17,353	6,741
Total Liabilities	162,801	129,423	127,365	73,283

Net Assets	$126,904,638	$74,390,834	$80,245,091	$25,584,297

Composition of Net Assets:
At November 30, 2019, Net Assets consisted of:
Paid-in-Capital	$103,765,653	$64,197,102	$67,717,623	$26,232,963
Accumulated Earnings/(Losses)	23,138,985	10,193,732	12,527,468	(648,666)
Net Assets	$126,904,638	$74,390,834	$80,245,091	$25,584,297

Net Asset Value Per Share:
Class I Shares:
Net Assets	$93,761,255	$74,390,834	$80,245,091	$25,584,297
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	6,694,977	2,849,159	3,943,833	2,640,281
Net Asset Value (Net Assets/Shares Outstanding),Offering Price and Redemption Price Per Share*	$14.00	$26.11	$20.35	$9.69
Class A Shares:
Net Assets	$33,143,383
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	2,358,423
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price Per Share*	$14.05
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$14.91

*	The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2019

	North Star	North Star	North Star	North Star
	Opportunity Fund	Micro Cap Fund	Dividend Fund	Bond Fund
Investment Income
Dividends from Unaffiliated Investments	$2,603,502	$985,141	$2,809,952	$246,696
Dividends from Affiliated Investments	—	—	283,006	—
Interest	698,729	106,406	99,438	979,820
Total Investment Income	3,302,231	1,091,547	3,192,396	1,226,516

Expenses
Investment Advisory Fees	1,126,485	752,088	766,875	200,921
Administrative Service Fees	102,677	75,731	70,323	34,286
Third Party Administrative Servicing Fees	77,414	71,475	80,373	25,932
Distribution (12b-1) Fees - Class A	70,196	—	—	—
Registration Fees	43,125	30,705	30,974	22,941
Accounting Service Fees	42,753	35,498	28,594	8,478
Transfer Agent Fees	29,002	14,174	21,097	16,256
Trustees’ Fees and Expenses	21,638	22,995	23,214	21,956
Legal Fees	17,091	22,664	22,495	23,151
Printing Expense	12,654	6,914	6,707	2,317
Chief Compliance Officer Fees	12,231	10,487	11,315	5,317
Custodian Fees	11,873	9,052	9,127	4,816
Audit and Tax Fees	8,820	16,022	16,963	15,972
Insurance Expense	8,693	7,465	6,935	1,433
Other Expenses	5,643	2,380	2,916	2,605
Total Expenses	1,590,295	1,077,650	1,097,908	386,381
Less: Fees Waived by the Adviser	(154)	—	—	—
Net Expenses	1,590,141	1,077,650	1,097,908	386,381

Net Investment Income	1,712,090	13,897	2,094,488	840,135

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain/(Loss):
on Unaffiliated Investments	(3,373,365)	(2,481,452)	(1,482,200)	(162,941)
on Affiliated Investments	—	(270,859)	—	—
on Foreign currency transactions	4,020	—	—	—
Total Net Realized Loss	(3,369,345)	(2,752,311)	(1,482,200)	(162,941)
Net Change in Unrealized Appreciation/(Depreciation):
on Unaffiliated Investments	12,837,251	5,697,286	5,144,331	711,697
on Affiliated Investments	—	92,564	415,852	—
on Foreign currency translations	(36)	—	—	—
Total Net Change in Unrealized Appreciation	12,837,215	5,789,850	5,560,183	711,697

Net Realized and Unrealized Gain on Investments	9,467,870	3,037,539	4,077,983	548,756

Net Increase in Net Assets Resulting From Operations	$11,179,960	$3,051,436	$6,172,471	$1,388,891

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations
Net Investment Income	$1,712,090	$1,778,089
Net Realized Gain/(Loss) on Investments	(3,369,345)	3,111,478
Net Change in Unrealized Appreciation/(Depreciation) on Investments	12,837,215	(2,367,423)
Net Increase in Net Assets Resulting From Operations	11,179,960	2,522,144

Distributions to Shareholders:
Class I	(4,567,570)	(2,258,317)
Class A	(391,686)	(403)
Total Distributions Paid	(4,959,256)	(2,258,720)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (681,922 and 227,826 shares, respectively)	8,820,111	3,112,095
Distributions Reinvested (326,469 and 149,331 shares, respectively)	4,076,532	2,031,071
Cost of Shares Redeemed (562,267 and 149,100 shares, respectively)	(7,337,760)	(2,041,663)
Redemption Fee Proceeds	284	—
Total Class I Shares	5,559,167	3,101,503

Class A Shares:
Proceeds from Shares Sold (50,069 and 0 shares, respectively)	664,510	—
Proceeds from Shares Issued in Connection with Acquisition of Regal
Total Return Fund (Note 10) (2,890,278 and 0 shares, respectively)	37,791,729	—
Distributions Reinvested (29,562 and 0 shares, respectively)	388,104	—
Cost of Shares Redeemed (612,694 and 0 shares, respectively)	(8,208,949)	—
Redemption Fee Proceeds	32	—
Total Class A Shares	30,635,426	—

Net Increase in Net Assets From Shares of Beneficial Interest	36,194,593	3,101,503

Total Increase in Net Assets	42,415,297	3,364,927

Net Assets
Beginning of Year	84,489,341	81,124,414
End of Year	$126,904,638	$84,489,341

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Micro Cap Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations
Net Investment Income	$13,897	$6,756
Net Realized Gain/(Loss) on Investments	(2,752,311)	4,500,308
Net Change in Unrealized Appreciation/(Depreciation) on Investments	5,789,850	(9,376,320)
Net Increase/(Decrease) in Net Assets Resulting From Operations	3,051,436	(4,869,256)

Distributions to Shareholders:
Class I Shares:
Return of Capital	(160,435)	—
Distributions Paid	(4,802,178)	(2,567,005)
Total Distributions to Shareholders	(4,962,613)	(2,567,005)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (48,768 and 64,463 shares, respectively)	1,161,308	1,860,974
Distributions Reinvested (186,466 and 83,044 shares, respectively)	4,411,795	2,312,769
Cost of Shares Redeemed (280,114 and 70,050 shares, respectively)	(7,019,281)	(1,994,054)
Total Class I Shares	(1,446,178)	2,179,689

Total Decrease in Net Assets	(3,357,355)	(5,256,572)

Net Assets
Beginning of Year	77,748,189	83,004,761
End of Year	$74,390,834	$77,748,189

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Dividend Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations
Net Investment Income	$2,094,488	$1,867,383
Net Realized Gain/(Loss) on Investments	(1,482,200)	3,440,775
Net Change in Unrealized Appreciation/(Depreciation) on Investments	5,560,183	(11,003,082)
Net Increase/(Decrease) in Net Assets Resulting From Operations	6,172,471	(5,694,924)

Distributions to Shareholders:
Class I Shares:
Return of Capital	(48,771)	—
Distributions Paid	(5,078,422)	(1,843,416)
Total Distributions to Shareholders	(5,127,193)	(1,843,416)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (376,358 and 515,261 shares, respectively)	7,178,073	11,419,112
Distributions Reinvested (241,950 and 74,913 shares, respectively)	4,519,963	1,632,015
Cost of Shares Redeemed (612,979 and 334,552 shares, respectively)	(11,632,847)	(7,141,116)
Redemption Fee Proceeds	836	1,308
Total Class I Shares	66,025	5,911,319

Total Increase/(Decrease) in Net Assets	1,111,303	(1,627,021)

Net Assets
Beginning of Year	79,133,788	80,760,809
End of Year	$80,245,091	$79,133,788

The accompanying notes are an integral part of these financial statements.

North Star Funds
STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Bond Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2019	November 30, 2018

Operations
Net Investment Income	$840,135	$821,911
Net Realized Loss on Investments	(162,941)	(87,311)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	711,697	(1,026,065)
Net Increase/(Decrease) in Net Assets Resulting From Operations	1,388,891	(291,465)

Distributions to Shareholders:
Class I Shares:
Total Distributions Paid	(826,523)	(829,318)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (436,549 and 180,222 shares, respectively)	4,218,615	1,767,650
Distributions Reinvested (69,343 and 56,012 shares, respectively)	668,326	545,079
Cost of Shares Redeemed (252,283 and 174,893 shares, respectively)	(2,404,560)	(1,709,099)
Redemption Fee Proceeds	300	498
Total Class I Shares	2,482,681	604,128

Total Increase/(Decrease) in Net Assets	3,045,049	(516,655)

Net Assets
Beginning of Year	22,539,248	23,055,903
End of Year	$25,584,297	$22,539,248

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class I
	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	November 30, 2019		November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$13.52		$13.47	$12.18	$11.15	$13.46
Activity From Investment Operations:
Net investment income (a)	0.21		0.29	0.18	0.16	0.27
Net gain (loss) from securities (both realized and unrealized)	0.99		0.13	1.25	1.00	(1.36)
Total from operations	1.20		0.42	1.43	1.16	(1.09)

Less Distributions From:
Net investment income	(0.20)		(0.25)	(0.13)	(0.13)	(0.28)
Net realized gains on investments	(0.52)		(0.12)	(0.01)	—	(0.91)
Return of Capital	—		—	—	—	(0.03)
Total Distributions	(0.72)		(0.37)	(0.14)	(0.13)	(1.22)

Redemption Fees	0.00	(b)	—	—	—	0.00 (b)

Net Asset Value, End of Year	$14.00		$13.52	$13.47	$12.18	$11.15

Total Return (c)	9.61%		3.13%	11.76%	10.51%	(8.47)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$93,761		$84,473	$81,108	$74,341	$70,824
Ratio to average net assets:
Expenses, Gross (d)	1.34%		1.42%	1.42%	1.49%	1.36%
Expenses, Net of waiver or recapture	1.34	% (e)	1.42%	1.42%	1.49%	1.36%
Net investment income	1.58%		2.11%	1.40%	1.40%	2.26%
Portfolio turnover rate	46%		44%	47%	61%	61%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(e)	Effective February 19, 2019, the expense limitation was reduced to 1.30%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Opportunity Fund
	Class A
	For the Year		For the Year	For the Year	For the Year	For the Year
	Ended		Ended	Ended	Ended	Ended
	November 30, 2019		November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$13.57		$13.51	$12.22	$11.15	$13.46
Activity From Investment Operations:
Net investment income (a)	0.17		0.26	0.15	0.14	0.27
Net gain (loss) from securities (both realized and unrealized)	1.00		0.13	1.24	1.04	(1.36)
Total from operations	1.17		0.39	1.39	1.18	(1.09)

Less Distributions From:
Net investment income	(0.17)		(0.21)	(0.09)	(0.11)	(0.28)
Net realized gains on investments	(0.52)		(0.12)	(0.01)	—	(0.91)
Return of Capital	—		—	—	—	(0.03)
Total Distributions	(0.69)		(0.33)	(0.10)	(0.11)	(1.22)

Redemption Fees	0.00	(b)	—	—	—	—

Net Asset Value, End of Year	14.05		13.57	13.51	$12.22	$11.15

Total Return (c)	9.32%		2.92%	11.44%	10.49%	(8.47)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$33,143		$16	$17	$15	$14 (d)
Ratio to average net assets:
Expenses, Gross (e)	1.55%		1.67%	1.68%	1.74%	1.61%
Expenses, Net of waiver or recapture	1.55	% (f)	1.67%	1.68%	1.74%	1.61%
Net investment income	1.27%		1.86%	1.15%	1.19%	2.01%
Portfolio turnover rate	46%		44%	47%	61%	61%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the year ended November 30, 2019, total returns would have been lower.

(d)	Actual net assets not truncated.

(e)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(f)	Effective February 19, 2019, the expense limitation was reduced to 1.55%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Micro Cap Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$26.86	$29.47	$28.02	$24.51	$29.52
Activity From Investment Operations:
Net investment income (loss) (a)	0.00 (b)	0.00 (b)	(0.05)	(0.05)	0.12
Net gain (loss) from securities (both realized and unrealized)	0.97	(1.70)	2.43	4.76	(2.71)
Total from operations	0.97	(1.70)	2.38	4.71	(2.59)

Less Distributions From:
Net investment income	(0.04)	—	—	(0.03)	(0.14)
Net realized gains on investments	(1.62)	(0.91)	(0.93)	(1.17)	(2.28)
Return of Capital	(0.06)	—	—	—	—
Total Distributions	(1.72)	(0.91)	(0.93)	(1.20)	(2.42)

Net Asset Value, End of Year	$26.11	$26.86	$29.47	$28.02	$24.51

Total Return (c)	4.26%	(5.87)%	8.71%	20.31%	(9.49)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$74,391	$77,748	$83,005	$77,742	$66,677
Ratio to average net assets:
Expenses, Gross (d)	1.43%	1.39%	1.39%	1.46%	1.35%
Expenses, Net of waiver or recapture	1.43%	1.39%	1.39%	1.46%	1.35%
Net investment income (loss)	0.02%	0.01%	(0.18)%	(0.21)%	0.44%
Portfolio turnover rate	22%	32%	28%	33%	34%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	North Star Dividend Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015

Net Asset Value, Beginning of Year	$20.09	$21.93	$20.46	$17.68	$18.33
Activity From Investment Operations:
Net investment income (a)	0.52	0.49	0.47	0.39	0.50
Net gain (loss) from securities (both realized and unrealized)	1.04	(1.85)	2.04	2.94	(0.31)
Total from operations	1.56	(1.36)	2.51	3.33	0.19

Less Distributions From:
Net investment income	(0.51)	(0.48)	(0.46)	(0.38)	(0.50)
Net realized gains on investments	(0.78)	—	(0.51)	(0.17)	(0.34)
Return of Capital	(0.01)	—	(0.07)	—	—
Total Distributions	(1.30)	(0.48)	(1.04)	(0.55)	(0.84)

Redemption Fees (b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$20.35	$20.09	$21.93	$20.46	$17.68

Total Return (c)	8.46%	(6.35)%	12.74%	19.30%	1.09%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$80,245	$79,134	$80,761	$67,886	$50,922
Ratio to average net assets:
Expenses, Gross (d)	1.43%	1.42%	1.41%	1.48%	1.39%
Expenses, Net of waiver or recapture	1.43%	1.42%	1.41%	1.48%	1.39%
Net investment income	2.73%	2.21%	2.29%	2.12%	2.80%
Portfolio turnover rate	15%	20%	18%	23%	25%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Bond Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2019	November 30, 2018	November 30, 2017	November 30, 2016	November 30, 2015 (a)

Net Asset Value, Beginning of Period	$9.44	$9.92	$9.93	$9.74	$10.00
Activity From Investment Operations:
Net investment income (b)	0.34	0.35	0.32	0.31	0.28
Net gain (loss) from securities (both realized and unrealized)	0.25	(0.48)	(0.02)	0.22	(0.30)
Total from operations	0.59	(0.13)	0.30	0.53	(0.02)

Less Distributions From:
Net investment income	(0.34)	(0.35)	(0.31)	(0.31)	(0.24)
Net realized gains on investments	—	—	—	(0.03)	—
Total Distributions	(0.34)	(0.35)	(0.31)	(0.34)	(0.24)

Redemption Fees	0.00 (c)	0.00 (c)	—	—	0.00	(c)

Net Asset Value, End of Period	$9.69	$9.44	$9.92	$9.93	$9.74

Total Return (d)	6.29%	(1.34)%	3.09%	5.55%	(0.20	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$25,584	$22,539	$23,056	$16,390	$10,556
Ratio to average net assets:
Expenses, Gross (f)	1.63%	1.68%	1.71%	1.70%	2.48	% (g)
Expenses, Net of expense waiver or recapture	1.63%	1.77%	1.79%	1.79%	1.79	% (g)
Net investment income	3.55%	3.57%	3.16%	3.16%	3.02	% (g)
Portfolio turnover rate	33%	23%	26%	30%	33	% (e)

(a)	The North Star Bond Fund commenced operations on December 19, 2014.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.005 per share.

(d)	Total return represents aggregate total return based on Net Asset Value. Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the period ended November 30, 2015, total returns would have been lower. Had the Adviser not recaptured previously waived expenses for the fiscal years ended November 30, 2018, 2017 and 2016, total returns would have been higher in those years.

(e)	Not annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

North Star Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2019

1.	ORGANIZATION

The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment companies.

The diversification policy of each Fund is as follows:

Fund
North Star Opportunity Fund	Diversified
North Star Micro Cap Fund	Diversified
North Star Dividend Fund	Diversified
North Star Bond Fund	Diversified

The investment objective of each Fund is as follows:

Fund	Primary Objective
North Star Opportunity Fund	To seek long-term capital appreciation
North Star Micro Cap Fund	Capital appreciation and to derive income from short term liquid securities
North Star Dividend Fund	To generate dividend income and to seek capital appreciation
North Star Bond Fund	To generate income, with preservation of capital

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds. Each Fund commenced operations on the following dates:

Fund	Date
North Star Opportunity Fund	December 15, 2011
North Star Micro Cap Fund	May 31, 2013
North Star Dividend Fund	May 31, 2013
North Star Bond Fund	December 19, 2014

The North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (ASU) 2013-08.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Investments in open-ended investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2019 for the Funds’ investments measured at fair value:

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$92,475,069	$643,479	$—	$93,118,548
Preferred Stock	5,140,279	—	—	5,140,279
Corporate Bonds	—	6,310,250	—	6,310,250
U.S. Treasury Obligations	—	11,983,335	—	11,983,335
Short-Term Investments	10,199,724	—	—	10,199,724
Total	$107,815,072	$18,937,064	$—	$126,752,136

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$62,936,699	$2,087,480	$—	$65,024,179
Short-Term Investments	9,426,814	—	—	9,426,814
Total	$72,363,513	$2,087,480	$—	$74,450,993

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$67,809,433	$1,504,301	$—	$69,313,734
Short-Term Investments	10,846,253	—	—	10,846,253
Total	$78,655,686	$1,504,301	$—	$80,159,987

North Star Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$—	$57,375	$—	$57,375
Preferred Stock	5,728,356	—	—	5,728,356
Corporate Bonds	—	17,638,517	—	17,638,517
Convertible Bonds	—	591,247	—	591,247
Escrow Shares	—	—	—	—
Short-Term Investments	1,296,712	—	—	1,296,712
Total	$7,025,068	$18,287,139	$—	$25,312,207

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in the Funds November 30, 2019 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
North Star Opportunity Fund	Quarterly	Annually
North Star Micro Cap Fund	Annually	Annually
North Star Dividend Fund	Monthly	Annually
North Star Bond Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of the average daily net assets of each Fund:

Fund	Advisory Fee
North Star Opportunity Fund*	1.00% on the first $100 million in net assets
0.90% on net assets greater than $100 million
North Star Micro Cap Fund	1.00%
North Star Dividend Fund	1.00%
North Star Bond Fund	0.85%

*	Prior to February 19, 2019, the Adviser received monthly fees calculated at an annual rate of 1.00% of the average daily net assets for the North Star Opportunity Fund.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

For the year ended November 30, 2019, the Adviser earned advisory fees of:

Fund	Advisory Fee
North Star Opportunity Fund	$1,126,485
North Star Micro Cap Fund	752,088
North Star Dividend Fund	766,875
North Star Bond Fund	200,921

The Adviser has contractually agreed, at least until March 31, 2021 for the North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond Funds to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.55% and 1.30% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares, 1.74% of the North Star Dividend Fund’s average net assets for Class I shares and 1.79% of the North Star Bond Fund’s average net assets for Class I shares. Prior to February 19, 2019, the Adviser contractually agreed to waive fees so that total annual operating expenses did not exceed 1.99% and 1.74% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively. The Adviser waived fees in the amount of $154 in the North Star Opportunity Fund for the year ended November 30, 2019.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.55% and 1.30% of the North Star Opportunity Fund’s average daily net assets attributable to Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares, the Adviser shall be entitled to recapture by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed 1.55% and 1.30% of the North Star Opportunity Fund’s average daily net assets for Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares. If Fund Operating Expenses subsequently exceed 1.55% and 1.30% of the North Star Opportunity Fund’s Class I and Class A shares respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s Class I shares and 1.79% of the North Star Bond Fund’s Class I shares per annum of the average daily net assets, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement.) The Adviser may recapture expenses only if the expenses are below the expense limitation at the time of the waiver, for North Star Opportunity Fund. The Board may terminate this expense reimbursement arrangement at any time. For the fiscal year ended November 30, 2019, the North Star Micro Cap, North Star Dividend and North Star Bond Funds had no recapture available. As of November 30, 2019, the North Star Opportunity Fund has $154 available for recapture, expiring on November 30, 2022.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2019, the North Star Opportunity Fund Class A shares incurred $70,196 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the year ended November 30, 2019, the Distributor received $1,712 in underwriting commissions, of which $154 was retained by the principal underwriter for sales of the North Star Opportunity Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”).

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2019 were as follows:

Fund	Purchases		Sales
North Star Opportunity Fund	$45,961,942	*	$56,647,647
North Star Micro Cap Fund	15,209,919		24,897,938
North Star Dividend Fund	11,009,515		23,223,663
North Star Bond Fund	9,392,929		7,522,870

*	The cost of securities received in conjunction with the reorganization were excluded from this amount.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2019, NFS LLC held approximately 61.2% of the voting securities of the North Star Opportunity Fund, 69.3% of the North Star Micro Cap Fund, 67.1% of the North Star Dividend Fund and 80.9% of the North Star Bond Fund. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also beneficially owned by NFS LLC.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended November 30, 2019 the North Star Opportunity Fund had $316 in redemption fees, the North Star Dividend Fund had $836 in redemption fees and the North Star Bond Fund had $300 in redemption fees. The North Star Micro Cap Fund did not charge any redemption fees for the year ended November 30, 2019.

7.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund and the North Star Dividend Fund at November 30, 2019, are noted in each Fund’s Portfolio of Investments.

Transactions during the year with companies which are affiliates are as follows:

North Star Micro Cap Fund
						Net Change in
				Dividends		Unrealized
	Fair Value			Credited to	Realized	Appreciation	Fair Value
Description	11/30/2018	Purchases	Sales	Income	Gain/(Loss)	(Depreciation)	11/30/2019
NTN Buzztime, Inc.	$326,838	$—	$—	$—	$—	$37,988	$364,826
Truett-Hurst, Inc. - Class A	798,244	—	303,019	—	(270,859)	54,576	278,942
Total	$1,125,082	$—	$303,019	—	$(270,859)	$92,564	$643,768

North Star Dividend Fund
						Net Change in
				Dividends		Unrealized
	Fair Value			Credited to	Realized	Appreciation	Fair Value
Description	11/30/2018	Purchases	Sales	Income	Gain/(Loss)	(Depreciation)	11/30/2019
Marketing Alliance, Inc.	$1,602,108	$63,451	$—	$140,022	$—	$(161,258)	$1,504,301
Crown Crafts, Inc.	2,306,798	533,092	—	142,984	—	577,110	3,417,000
Total	$3,908,906	$596,543	$—	$283,006	$—	$415,852	$4,921,301

8.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2019, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
North Star Opportunity Fund	$100,446,487	$28,140,508	$(1,834,859)	$26,305,649
North Star Micro Cap Fund	61,563,643	19,012,722	(6,125,372)	12,887,350
North Star Dividend Fund	67,610,358	18,956,050	(6,406,421)	12,549,629
North Star Bond Fund	25,610,518	453,362	(751,673)	(298,311)

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following years was as follows:

	For the period ended November 30, 2019				For the period ended November 30, 2018
	Ordinary	Long-Term	Return of		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total	Income	Capital Gains	Capital	Total
North Star Opportunity Fund	$4,655,800	$303,456	$—	$4,959,256	$1,511,914	$746,806	$—	$2,258,720
North Star Micro Cap Fund	13,897	4,788,281	160,435	4,962,613	—	2,567,005	—	2,567,005
North Star Dividend Fund	2,020,527	3,057,895	48,771	5,127,193	1,798,322	45,094	—	1,843,416
North Star Bond Fund	826,523	—	—	826,523	829,318	—	—	829,318

As of November 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$177,871	$(2,516,285)	$(56,191)	$(772,023)	$26,305,613	$23,138,985
North Star Micro Cap Fund	—	(1,765,807)	56,288	(984,099)	12,887,350	10,193,732
North Star Dividend Fund	—	(592,926)	1,369,411	(798,646)	12,549,629	12,527,468
North Star Bond Fund	40,443	(253,589)	—	(137,209)	(298,311)	(648,666)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships, unamortized organizational costs from fund mergers and tax adjustments for partnerships, trust preferred securities, C-Corporations with return of capital distributions and perpetual bonds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
North Star Opportunity Fund	$772,023
North Star Micro Cap Fund	984,099
North Star Dividend Fund	798,646
North Star Bond Fund	137,209

At November 30, 2019, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total	CLCF Utilized
North Star Opportunity Fund	$2,516,285	$—	$2,516,285	$—
North Star Micro Cap Fund	1,470,592	295,215	1,765,807	—
North Star Dividend Fund	505,224	87,702	592,926	—
North Star Bond Fund	21,398	232,191	253,589	—

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

Permanent book and tax differences, primarily attributable to net operating losses, non-deductible expenses, adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships and adjustments for fund mergers, resulted in reclassification for the following Funds for the period ended November 30, 2019 as follows:

	Paid	Accumulated
	In	Earnings
Fund	Capital	(Losses)
North Star Opportunity Fund	$(7,721)	$7,721
North Star Micro Cap Fund	(384,237)	384,237
North Star Dividend Fund	(94,652)	94,652

10.	FUND REORGANIZATION

On February 15, 2019, the North Star Opportunity Fund acquired the assets and certain liabilities of the Regal Total Return Fund (the “Acquired Fund”), pursuant to a plan of reorganization, approved by the Board of Trustees of the Trust, of both the Acquired Fund and the North Star Opportunity Fund. Total shares issued by the North Star Opportunity Fund and the total net assets of the Acquired Fund and the North Star Opportunity Fund on the date of the transfer were as follows:

Cost of
	Shares	Total Net		Total Net Assets	Investments
	issued by	Assets of the		of the Fund after	Received from
Acquired Fund	the Fund	Acquired Fund		Merger	Acquired Fund
Regal Total Return Fund	2,890,278	$37,791,729	*	$122,911,897	$22,063,202

*	The net assets of the Acquired Fund includes cash of $14,928,310 and other assets in excess of other liabilities of $8,603.

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.8183 of the Class A Shares of the North Star Opportunity Fund.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $791,614. Total net assets of the North Star Opportunity Fund immediately after the transfer were $122,911,897. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the North Star Opportunity Fund’s accompanying Statement of Operations since the close of business on February 15, 2019.

11.	NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changed certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Funds have adopted this amendment early.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2019

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

And the Shareholders of North Star Opportunity Fund, North Star Micro Cap Fund,

North Star Dividend Fund, and North Star Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”), each a separate series of Northern Lights Fund Trust II, including the portfolio of investments, as of November 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights as indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods as indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Investment Company in
the North Star Fund Complex	Financial Highlights
North Star Opportunity Fund	For each of the five years in the period then ended November 30, 2019
North Star Micro Cap Fund	For each of the five years in the period then ended November 30, 2019
North Star Dividend Fund	For each of the five years in the period then ended November 30, 2019
North Star Bond Fund	For the four years in the period ended November 30, 2019, and for the period of December 19, 2014 (commencement of operations) through November 30, 2015

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of November 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more investment companies in the North Star fund complex since 2015.

Denver, Colorado

January 29, 2020

North Star Funds
EXPENSE EXAMPLE (Unaudited)
November 30, 2019

As a shareholder of each Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2019	11/30/2019	6/1/19 – 11/30/19*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,126.80	$6.93	1.30%
Class A	$1,000.00	$1,125.70	$8.26	1.55%
North Star Micro Cap Fund
Class I	$1,000.00	$1,056.70	$7.22	1.40%
North Star Dividend Fund
Class I	$1,000.00	$1,121.40	$7.29	1.37%
North Star Bond Fund
Class I	$1,000.00	$1,028.10	$8.03	1.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
November 30, 2019

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2019	11/30/2019	6/1/19 – 11/30/19*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,018.55	$6.58	1.30%
Class A	$1,000.00	$1,017.30	$7.84	1.55%
North Star Micro Cap Fund
Class I	$1,000.00	$1,018.05	$7.08	1.40%
North Star Dividend Fund
Class I	$1,000.00	$1,018.20	$6.93	1.37%
North Star Bond Fund
Class I	$1,000.00	$1,017.15	$7.99	1.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

North Star Funds
Additional Information (Unaudited)
November 30, 2019

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 14-15, 2019, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and the North Star Bond Fund (the “North Star Funds”) and North Star Investment Management Corporation (“North Star”) (the “North Star Advisory Agreement”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the personnel performing services for each of the North Star Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of North Star’s compliance infrastructure and the experience of its investment advisory personnel. The Board noted that North Star was an experienced investment adviser with seasoned senior management and that the performance of the North Star Funds supported the quality and experience of the staff. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with the advisory services provided to each of the North Star Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether North Star’s CCO had processes in place to review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board reviewed the information provided on the practices for monitoring compliance with each of the North Star Funds’ investment limitations and discussed North Star’s compliance program with the CCO of the Trust. The Board noted that

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2019

the CCO of the Trust continued to represent that North Star’s policies and procedures were reasonably designed to prevent violations of applicable federal securities laws. The Board also noted North Star’s representation that the prospectus and statement of additional information for the North Star Funds accurately describe the investment strategies of each of the North Star Funds. The Board then reviewed the capitalization of North Star based on financial information provided by and representations made by North Star and its representatives and concluded that North Star was sufficiently well-capitalized, or its principals have the ability to make additional contributions in order to meet its obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Advisory Agreement and that the nature, overall quality and extent of the advisory services to be provided by North Star to each of the North Star Funds were satisfactory.

Performance. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended August 31, 2019, for North Star Opportunity, North Star Micro Cap and North Star Dividend, and the one year, three year and since inception periods ended August 31, 2019, for North Star Bond. With respect to North Star Opportunity, the Board noted that North Star Opportunity underperformed its peer group median, Morningstar category median and benchmark for each period. The Board also discussed the Morningstar category for North Star Opportunity noting the adviser’s belief that it was not an ideal fit as North Star Opportunity is more small-cap oriented as compared to the Morningstar category which is mostly made up of funds investing in large-cap equities. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro Cap had outperformed its benchmark, peer group median and Morningstar category median for the one year and since inception periods, underperformed the peer group median while outperforming its Morningstar category median and benchmark for the three year period and outperformed its peer group median and benchmark while underperforming the Morningstar category median for the five year period. The Board also reviewed the performance of North Star Dividend noting that North Star Dividend had outperformed its benchmark, peer group median and Morningstar category median for the one year, five year and since inception periods and outperformed its benchmark while underperforming the peer group median and Morningstar category median for the three year period. The Board also reviewed the performance of North Star Bond noting that North Star Bond underperformed the benchmark, peer group median and Morningstar category median for the one year, three year and since inception periods. After further discussion, the Board concluded that although relative performance in general had slipped this past year, the performance of each of North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond was acceptable.

Fees and Expenses. As to the costs of the services provided by North Star, the Board reviewed and discussed each of the North Star Funds advisory fee and total operating expenses as compared to its peer group and its Morningstar category as presented in the Broadridge Reports. The Board noted that the advisory fee for each North Star Fund was near or at the top of its respective peer group and Morningstar category ranges. The Board further noted that North Star Opportunity, North Star Micro Cap and North Star Dividend were each being charged a 1.00% advisory fee by North Star which was above the Morningstar category median and peer group median for each Fund although not the highest in the peer group. With respect to North Star Bond, the Board noted the Fund’s 0.85% advisory fee was also higher than the peer group median and Morningstar category median and that the Fund’s higher net expense ratio may be explained by relatively lower asset levels than its peers and less ability to benefit from economies of scale.

The Board discussed North Star’s similarly managed accounts which were comparable to North Star Micro Cap and North Star Dividend noting the advisory fee of 0.50% was substantially less than the 1.00% advisory fee charged by North Star for those Funds. The Board noted, however, that North Star had represented to the Board that it charged a lower fee for such accounts as they are sub-advisory accounts where North Star only manages a portion of an account portfolio and did not have direct contact with the ultimate client and, as a result, North Star provided fewer services to such accounts.

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2019

The Board then reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2021, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed: 1.55%, 1.55%, and 1.30%, of North Star Opportunity’s average annual net assets for Class A, Class R and Class I Shares, respectively; 2.24%, 1.74%, 1.99% of North Star Dividend’s average annual net assets for Class A, Class I and Class R shares, respectively; 2.24%, 1.74%, and 1.99% of North Star Micro Cap’s average annual net assets for Class A, Class I, Class R shares, respectively; and 2.24%, 1.79% and 1.99% of North Star Bond’s average annual net assets for Class A, Class I shares and Class R shares, respectively. The Board found such arrangements to be beneficial to shareholders. The Board further noted that each North Star Fund was currently operating below each of these expense caps. The Board concluded that based on North Star’s experience, expertise and services provided to the Funds, the advisory fee charged by North Star for each North Star Fund, although at or near the high end of each North Star Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Star with respect to each of North Star Opportunity, North Star Dividend, North Star Micro Cap, and North Star Bond based on profitability reports and profitability analyses provided by North Star with respect to each North Star Fund. The Board also reviewed the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that the anticipated profit from North Star’s relationship with each of the North Star Funds was not excessive.

Economies of Scale. As to the extent to which each of the North Star Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds, North Star’s expectations for growth of each of the North Star Funds, and concluded that any material economies of scale would not be achieved in the near term. After further discussion, the Board noted they would revisit the possibility of adding break points with respect to a North Star Fund once a Fund approaches $100 million in assets.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2019

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 PictoriaDrive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee Since October 2011	President, TTS Consultants, LLC (financial services)(since 2010).	4	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm)(since 2007).	4	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee Since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	4	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2019

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	4	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 1969	President Since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 -2019)	N/A	N/A
Richard Malinowski 1983	Secretary Since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Erik Naviloff 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2011).	N/A	N/A
Emile R. Molineaux 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his former affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of November 30, 2019, the Trust was comprised of 19 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the North Star Bond Fund, North Star Dividend Fund, North Star Micro Cap Fund and the North Star Opportunity Fund and not to any other series of the Trust. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-580-0900.

Investment Adviser
North Star Investment Management Corp.
20 N. Wacker Drive #1416
Chicago, IL 60606

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $58,500

2018 - $56,000

2017 - $55,200

2016 - $54,000

2015- $52,000

2014- $37,500

(b)	Audit-Related Fees

2019 -None

2018-$4,000 *

2017-None

2016-None

2015-None

2014-None

* The audit-related fees above relate to two N-14 filings consents paid for by the Advisor.

(c)	Tax Fees

2019-$10,000

2018-$10,000

2017-$9,000

2016-$8,000

2015- $8,000

2014- $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019-None

2018-None

2017-None

2016-None

2015-None

2014- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017	2018	2019
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $10,000

2018 - $10,000

2017 - $9,000

2016 - $8,000

2015- $ 8,000

2014 – $7,500

(h)	The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/6/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 2/6/20

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/6/20